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                                                                    EXHIBIT 21.1

                       SUBSIDIARIES OF CALPINE CORPORATION
                            AS OF DECEMBER 31, 2003,
                    AT LEAST 50% OWNED BY CALPINE CORPORATION

1066917 Ontario Inc.                                          Ontario
985365 Alberta Ltd.                                           Alberta
Acadia Partners Pipeline, LLC                                 Louisiana
Acadia Power Partners, LLC                                    Delaware
Addis Energy Center, LLC                                      Delaware
Amelia Energy Center, LP                                      Delaware
Anacapa Land Company, LLC                                     Delaware
Anderson Springs Energy Company                               California
Androscoggin Energy, Inc.                                     Illinois
Auburndale GP, LLC                                            Delaware
Auburndale Holdings, LLC                                      Delaware
Auburndale LP, LLC                                            Delaware
Auburndale Peaker Energy Center, LLC                          Delaware
Auburndale Power Partners, Limited Partnership                Delaware
Augusta Development Company, LLC                              Delaware
Aviation Funding Corp.                                        Delaware
Bayou Verret Energy LLC                                       Delaware
Baytown Energy Center, LP                                     Delaware
Baytown Power GP, LLC                                         Delaware
Baytown Power, LP                                             Delaware
Bellingham Cogen, Inc.                                        California
Berrien Energy Center, LLC                                    Delaware
Bethpage Cogeneration Limited Partnership                     Delaware
Bethpage Energy Center 3, LLC                                 Delaware
Bethpage Fuel Management Inc.                                 Delaware
Blue Heron Energy Center, LLC                                 Delaware
Blue Spruce Energy Center, LLC                                Delaware
Broad River Energy LLC                                        Delaware
Broad River Holdings, LLC                                     Delaware
Calgary Energy Centre ULC                                     Nova Scotia
CCFC II Equipment Finance Company, LLC                        Delaware
CCFC II Equipment Finance Holdings, LLC                       Delaware
CCFC II Development Company, LLC                              Delaware
CCFC II Project Equipment Finance Company One, LLC            Delaware
CCFC II Project Equipment Finance Company Three, LLC          Delaware
CCFC II Project Equipment Finance Company Two, LLC            Delaware
Calpine Acadia Holdings, LLC                                  Delaware
Calpine Administrative Services Company, Inc.                 Delaware
Calpine Agnews, Inc.                                          California
Calpine Amelia Energy Center GP, LLC                          Delaware
Calpine Amelia Energy Center LP, LLC                          Delaware
Calpine Auburndale Holdings, LLC                              Delaware
Calpine Auburndale, LLC                                       Delaware
Calpine Baytown Energy Center GP, LLC                         Delaware
Calpine Baytown Energy Center LP, LLC                         Delaware
Calpine c*Power, Inc.                                         Delaware
Calpine CCFC II Holdings, Inc.                                Delaware
Calpine California Development Company, LLC                   Delaware
Calpine California Energy Finance, LLC                        Delaware
Calpine California Equipment Finance Company, LLC             Delaware
Calpine California Holdings, Inc.                             Delaware
Calpine Calistoga Holdings, LLC                               Delaware


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Calpine Canada Energy Finance  ULC                            Nova Scotia
Calpine Canada Energy Finance II ULC                          Nova Scotia
Calpine Canada Energy Ltd.                                    Nova Scotia
Calpine Canada Natural Gas Partnership                        Alberta
Calpine Canada Power Ltd.                                     Alberta
Calpine Canada Resources Company                              Alberta
Calpine Canada TriGas, Ltd.                                   Alberta
Calpine Canada Whitby Holdings Company                        Alberta
Calpine Capital Trust                                         Delaware
Calpine Capital Trust II                                      Delaware
Calpine Capital Trust III                                     Delaware
Calpine Capital Trust IV                                      Delaware
Calpine Capital Trust V                                       Delaware
Calpine CCFC GP, Inc.                                         Delaware
Calpine CCFC Holdings, Inc.                                   Delaware
Calpine CCFC LP, Inc.                                         Delaware
Calpine Central Texas GP, Inc.                                Delaware
Calpine Central, Inc.                                         Delaware
Calpine Central, L.P.                                         Delaware
Calpine Central-Texas, Inc.                                   Delaware
Calpine Channel Energy Center GP, LLC                         Delaware
Calpine Channel Energy Center LP, LLC                         Delaware
Calpine Clear Lake Energy GP, LLC                             Delaware
Calpine Clear Lake Energy, LP                                 Delaware
Calpine Cogeneration Corporation                              Delaware
Calpine Construction Finance Company II, LLC                  Delaware
Calpine Construction Finance Company, L.P.                    Delaware
Calpine Construction Management Company, Inc.                 Delaware
Calpine Corpus Christi Energy GP, LLC                         Delaware
Calpine Corpus Christi Energy, LP                             Delaware
Calpine Decatur Pipeline, Inc.                                Delaware
Calpine Decatur Pipeline, L.P.                                Delaware
Calpine Development Holdings, Inc.                            Delaware
Calpine East Fuels, Inc.                                      Delaware
Calpine Eastern Corporation                                   Delaware
Calpine Edinburg, Inc.                                        Delaware
Calpine Energy Centre L.P.                                    Alberta
Calpine Energy Finance Luxembourg S.a.r.l.                    Luxembourg
Calpine Energy Holdings Limited                               Alberta
Calpine Energy Services Canada Ltd.                           Alberta
Calpine Energy Services Canada Partnership                    Alberta
Calpine Energy Services Holdings, Inc.                        Delaware
Calpine Energy Services UK Limited                            United Kingdom
Calpine Energy Services, L.P.                                 Delaware
Calpine European Finance LLC                                  Delaware
Calpine Finance Company                                       Delaware
Calpine Foundation                                            Delaware
Calpine Freestone Energy GP, LLC                              Delaware
Calpine Freestone Energy, LP                                  Delaware
Calpine Freestone, Inc.                                       Delaware
Calpine Fuels Corporation                                     Delaware
Calpine Fuels Texas Limited Partnership                       Texas
Calpine Construction Finance Company II, LLC                  Delaware
Calpine/Gentex Lost Pines, LP                                 Texas
Calpine Geysers Company, L.P.                                 Delaware
Calpine Gilroy 1, Inc.                                        Delaware


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Calpine Gilroy 2, Inc.                                        Delaware
Calpine Gilroy Cogen, L.P.                                    Delaware
Calpine Global Investments, S.L.                              Spain
Calpine Global Services Company, Inc.                         Delaware
Calpine Gordonsville GP Holdings, LLC                         Delaware
Calpine Gordonsville I, Inc.                                  Delaware
Calpine Gordonsville LP Holdings, LLC                         Delaware
Calpine Gordonsville, Inc.                                    Delaware
Calpine Greenleaf Holdings, Inc.                              Delaware
Calpine Greenleaf, Inc.                                       Delaware
Calpine Hermiston, LLC                                        Delaware
Calpine Hidalgo Design, L.P.                                  Delaware
Calpine Hidalgo Energy Center, L.P.                           Texas
Calpine Hidalgo Holdings, Inc.                                Delaware
Calpine Hidalgo Power GP, LLC                                 Delaware
Calpine Hidalgo Power, LP                                     Delaware
Calpine Hidalgo, Inc.                                         Delaware
Calpine International Holdings, Inc.                          Delaware
Calpine International Indonesia B.V.                          The Netherlands
Calpine International Investment B.V.                         The Netherlands
Calpine Island Cogeneration Project, Inc.                     Canada
Calpine Jersey Cogen, Inc.                                    Delaware
Calpine Kennedy Airport, Inc.                                 Delaware
Calpine Kennedy Operators Inc.                                New York
Calpine KIA, Inc.                                             New York
Calpine King City Cogen Inc.                                  California
Calpine King City, Inc.                                       Delaware
Calpine King City, LLC                                        Delaware
Calpine Leasing Inc.                                          Delaware
Calpine Long Island, Inc.                                     Delaware
Calpine Lost Pines Operations, Inc.                           Delaware
Calpine Louisiana Pipeline Company                            Delaware
Calpine Magic Valley Pipeline, Inc.                           Delaware
Calpine Magic Valley Pipeline, L.P.                           Delaware
Calpine Marketing LLC                                         Delaware
Calpine Monterey Cogeneration, Inc.                           Delaware
Calpine Morris, LLC                                           Delaware
Calpine MVP, Inc.                                             Delaware
Calpine Natural Gas GP, LLC                                   Delaware
Calpine Natural Gas Holdings Limited                          Alberta
Calpine Natural Gas Holdings, LLC                             Delaware
Calpine Natural Gas L.P.                                      Delaware
Calpine Natural Gas Services Limited                          Alberta
Calpine NCTP GP, LLC                                          Delaware
Calpine NCTP, LP                                              Delaware
Calpine Newark, LLC                                           Delaware
Calpine Northbrook Corporation of Maine, Inc.                 Illinois
Calpine Northbrook Energy Holdings, LLC                       Delaware
Calpine Northbrook Energy Marketing, LLC                      Delaware
Calpine Northbrook Energy, LLC                                Delaware
Calpine Northbrook Holdings Corporation                       Delaware
Calpine Northbrook Investors, LLC                             Delaware
Calpine Northbrook Project Holdings, LLC                      Delaware
Calpine Northbrook Services, LLC                              Delaware
Calpine Northbrook Southcoast Investors, LLC                  Delaware
Calpine NTC, LP                                               Delaware


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Calpine Oneta Power I, LLC                                    Delaware
Calpine Oneta Power II, LLC                                   Delaware
Calpine Oneta Power, L.P.                                     Delaware
Calpine Operating Management Company, Inc.                    Delaware
Calpine Operating Services Company, Inc.                      Delaware
Calpine Parlin, LLC                                           Delaware
Calpine Pasadena Cogeneration, Inc.                           Delaware
Calpine Pasadena Energy GP, LLC                               Delaware
Calpine Pasadena Energy, LP                                   Delaware
Calpine Pastoria Holdings, LLC                                Delaware
Calpine Peaker Holdings 2, LLC                                Delaware
Calpine Peaker Holdings, LLC                                  Delaware
Calpine Philadelphia, Inc.                                    Delaware
Calpine Pittsburg, LLC                                        Delaware
Calpine Power Company                                         California
Calpine Power Equipment LP                                    Texas
Calpine Power Management, Inc.                                Delaware
Calpine Power Management, LP                                  Texas
Calpine Power Services, Inc.                                  Delaware
Calpine Power, Inc.                                           Virginia
Calpine PowerAmerica, Inc.                                    Delaware
Calpine PowerAmerica, LP                                      Texas
Calpine PowerAmerica-CA, LLC                                  Delaware
Calpine PowerAmerica-MA, LLC                                  Delaware
Calpine PowerAmerica-ME, LLC                                  Delaware
Calpine PowerAmerica-OR, LLC                                  Delaware
Calpine PowerAmerica-PA, LLC                                  Delaware
Calpine Producer Services, L.P.                               Texas
Calpine Project Holdings, Inc.                                Delaware
Calpine Project Investments, Inc.                             California
Calpine Pryor, Inc.                                           Delaware
Calpine Rumford I, Inc.                                       Delaware
Calpine Rumford, Inc.                                         Delaware
Calpine Rumford, LP                                           Delaware
Calpine Schuylkill, Inc.                                      Delaware
Calpine Siskiyou Geothermal Partners, L.P.                    California
Calpine Sonoma, Inc.                                          California
Calpine Sonoran Pipeline LLC                                  Delaware
Calpine Stony Brook Operators, Inc.                           New York
Calpine Stony Brook Power Marketing, LLC                      Delaware
Calpine Stony Brook, Inc.                                     New York
Calpine Sumas, Inc.                                           California
Calpine TCCL Holdings, Inc.                                   Delaware
Calpine Texas Cogeneration, Inc.                              Delaware
Calpine Texas Pipeline GP, Inc.                               Delaware
Calpine Texas Pipeline LP, Inc.                               Delaware
Calpine Texas Pipeline, L.P.                                  Delaware
Calpine Thermal Power, Inc.                                   California
Calpine Tiverton I, Inc.                                      Delaware
Calpine Tiverton, Inc.                                        Delaware
Calpine UK Energy Finance Public Limited Company              United Kingdom
Calpine UK Holdings Limited                                   United Kingdom
Calpine UK Operations Limited                                 United Kingdom
Calpine ULC I Holding, LLC                                    Delaware
Calpine University Power, Inc.                                Delaware
Calpine Vapor, Inc.                                           California


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Calpine Westbrook, LLC                                        Delaware
Carville Energy LLC                                           Delaware
CCFC Development Company, LLC                                 Delaware
CCFC Equipment Finance Company, LLC                           Delaware
CCFC Finance Corp.                                            Delaware
CCFC Project Equipment Finance Company One, LLC               Delaware
Celtic Power Corporation                                      Delaware
CES GP, LLC                                                   Delaware
CES Marketing II, LLC                                         Delaware
CES Marketing III, LLC                                        Delaware
CES Marketing IV, L.P.                                        Delaware
CES Marketing V, L.P.                                         Delaware
CG Cogen, LLC                                                 Delaware
CGC Dighton, LLC                                              Delaware
Channel Energy Center, LP                                     Delaware
Channel Power GP, LLC                                         Delaware
Channel Power, LP                                             Delaware
Chippokes Energy Center, LLC                                  Delaware
Clear Lake Cogeneration Limited Partnership                   Texas
Cloverdale Geothermal Energy Partners LLC                     California
CNEM Holdings, LLC                                            Delaware
CogenAmerica Asia Inc.                                        Delaware
CogenAmerica Parlin Supply Corp.                              Delaware
Columbia Energy LLC                                           Delaware
Corpus Christi Cogeneration L.P.                              Delaware
CPN 3rd Turbine, Inc.                                         Delaware
CPN Acadia, Inc.                                              Delaware
CPN Aidlin, Inc.                                              Delaware
CPN Berks Generation, Inc.                                    Delaware
CPN Berks, LLC                                                Delaware
CPN Bethpage 3rd Turbine, Inc.                                Delaware
CPN Cascade, Inc.                                             Delaware
CPN Clear Lake, Inc.                                          Delaware
CPN Decatur Pipeline, Inc.                                    Delaware
CPN Delta Holdings LLC                                        Delaware
CPN East Fuels, LLC                                           Delaware
CPN Energy Services GP, Inc.                                  Delaware
CPN Energy Services LP, Inc.                                  Delaware
CPN Freestone, Inc.                                           Delaware
CPN Funding, Inc.                                             Delaware
CPN Haywood Holdings, LLC                                     Delaware
CPN Hermiston, LLC                                            Delaware
CPN Insurance Corporation                                     Hawaii
CPN Morris, Inc.                                              Delaware
CPN Oxford, Inc.                                              Delaware
CPN Pipeline Company                                          Delaware
CPN Pleasant Hill Operating, LLC                              Delaware
CPN Pleasant Hill, LLC                                        Delaware
CPN Power Services GP, LLC                                    Delaware
CPN Power Services, LP                                        Delaware
CPN Pryor Funding Corporation                                 Delaware
CPN Telephone Flat, Inc.                                      Delaware
CPN Texas Central Fuels, L.P.                                 Texas
Creed Energy Center, LLC                                      Delaware
DEC Holdings, LLC                                             Delaware
Decatur Energy Center, LLC                                    Delaware


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DEC-LMEC Pipeline, LLC                                        Delaware
Deer Park Power GP, LLC                                       Delaware
Deer Park Power, LP                                           Delaware
Delta Energy Center, LLC                                      Delaware
Dighton Power Associates Limited Partnership                  Massachusetts
East Altamont Energy Center, LLC                              Delaware
Energypro Construction Partners                               New York
Feather River Energy Center, LLC                              Delaware
Fergas S.r.L.                                                 Italy
Fond du Lac Energy Center, LLC                                Wisconsin
Fox Energy Company LLC                                        Wisconsin
Freestone Power Equipment, LP                                 Texas
Freestone Power Generation LP                                 Texas
GEC Bethpage Inc.                                             Delaware
GEC Holdings, LLC                                             Delaware
Geothermal Energy Partners LLC                                California
Geysers Power Company II, LLC                                 Delaware
Geysers Power Company, LLC                                    Delaware
Geysers Power I Company                                       Delaware
Gilroy Energy Center, LLC                                     Delaware
Goldendale Energy Center, LLC                                 Delaware
Goose Haven Energy Center, LLC                                Delaware
Gordonsville Energy, L.P.                                     Delaware
Greys Ferry Cogeneration Partnership                          Pennsylvania
Hammond Energy LLC                                            Delaware
Haywood Energy Center, LLC                                    Delaware
Healdsburg Energy Company, L.P.                               California
Hermiston Power Partnership                                   Oregon
Hillabee Energy Center, LLC                                   Delaware
Idlewild Fuel Management Corp.                                Delaware
Inland Empire Energy Center, LLC                              Delaware
JMC Bethpage, Inc.                                            Delaware
JOQ Canada, Inc.                                              Delaware
KIAC Partners                                                 New York
King City Energy Center, LLC                                  Delaware
King City Holdings, LLC                                       Delaware
Lake Wales Energy Center, LLC                                 Delaware
Lambie Energy Center, LLC                                     Delaware
Lawrence Energy Center, LLC                                   Delaware
Lone Oak Energy Center, LLC                                   Delaware
Los Esteros Critical Energy Facility, LLC                     Delaware
Los Medanos Energy Center LLC                                 Delaware
Magic Valley Gas Pipeline GP, LLC                             Delaware
Magic Valley Gas Pipeline, LP                                 Delaware

MEP Pleasant Hill, LLC                                        Delaware
Moapa Energy Center, LLC                                      Delaware
Mobile Energy L L C                                           Delaware
Modoc Power, Inc.                                             California
Morgan Energy Center, LLC                                     Delaware
Mount Hoffman Geothermal Company, L.P.                        California
Mt. Vernon Energy LLC                                         Delaware
Nissequogue Cogen Partners                                    New York
Northwest Cogeneration, Inc.                                  California
NTC Five, Inc.                                                Delaware
NTC GP, LLC                                                   Delaware


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Nueces Bay Energy LLC                                         Delaware
O.L.S. Energy-Agnews, Inc.                                    Delaware
Odyssey Land Acquisition Company                              Delaware
Otay Mesa Energy Center, LLC                                  Delaware
Paducah Energy Center, LLC                                    Delaware
Pajaro Energy Center, LLC                                     Delaware
Palmetto Energy Center, LLC                                   Delaware
Pasadena Cogeneration L.P.                                    Delaware
Pastoria Energy Facility L.L.C.                               Delaware
Phipps Bend Energy Center, LLC                                Delaware
Pine Bluff Energy, LLC                                        Delaware
Polsky SCQ Services, Inc. aka                                 Quebec
"Les Services Polsky SCQ Inc."
Power Contract Financing, L.L.C.                              Delaware
Power Investors, L.L.C.                                       Wisconsin
Power Systems MFG., LLC                                       Delaware
Quintana Canada Holdings, LLC                                 Delaware
Quintana Minerals (USA) Inc.                                  Delaware
Riverside Energy Center, LLC                                  Wisconsin
Riverview Energy Center, LLC                                  Delaware
RockGen Energy LLC                                            Wisconsin
Rocky Mountain Energy Center, LLC                             Delaware
Rumford Power Associates Limited Partnership                  Maine
Russell City Energy Center, LLC                               Delaware
Saltend Cogeneration Company Limited                          United Kingdom
San Joaquin Valley Energy Center, LLC                         Delaware
Santa Rosa Energy Company                                     California
Silverado Geothermal Resources, Inc.                          California
Sonoma Geothermal Partners, L.P.                              California
South Point Energy Center, LLC                                Delaware
South Point Holdings, LLC                                     Delaware
Stony Brook Cogeneration, Inc.                                Delaware
Stony Brook Fuel Management Corp.                             Delaware
Sutter Dryers, Inc.                                           California
Tahoma Energy Center, LLC                                     Delaware
TBG Cogen Partners                                            New York
Texas City Cogeneration, L.P.                                 Texas
Texas Cogeneration Company                                    Delaware
Texas Cogeneration Five, Inc.                                 Delaware
Texas Cogeneration One Company                                Delaware
Thermal Power Company                                         California
Thomassen Services Australia Pty Ltd.                         Australia
Thomassen Turbine Systems B.V.                                The Netherlands
Thompson Creek Energy LLC                                     Delaware
Tiverton Power Associates Limited Partnership                 Rhode Island
Towantic Energy, L.L.C.                                       Delaware
Turner Energy Center, LLC                                     Delaware
Valladolid International Investments, S. de R.L. de C.V.      Mexico
Venture Acquisition Company                                   Delaware
Vineyard Energy Center, LLC                                   Delaware
Waterford Energy Center, LLC                                  Delaware
Watsonville Energy Center, LLC                                Delaware
Wawayanda Energy Center, LLC                                  Delaware
Westbrook Energy Center, LLC                                  Delaware
Westbrook,  L.L.C.                                            Delaware
Whatcom Cogeneration Partners, L.P.                           Delaware


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Whitby Cogeneration Limited Partnership                       Canada
Wolfskill Energy Center, LLC                                  Delaware
Yuba City Energy Center, LLC                                  Delaware
Zion Energy LLC                                               Delaware


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